Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-4 No. 333-221623) of Expedia, Inc. and in the related Prospectus,

(2)	Registration Statement (Form S-4 No. 333-213740) of Expedia, Inc. and in the related Prospectus,

(3)	Registration Statement (Form S-4 No. 333-140195) of Expedia, Inc. and in the related Prospectus,

(4)	Registration Statement (Form S-4/A No. 333-175828) of Expedia, Inc. and in the related Prospectus,

(5)	Registration Statement (Form S-4/A No. 333-169654) of Expedia, Inc. and in the related Prospectus,

(6)	Registration Statement (Form S-4/A No. 333-208025) of Expedia, Inc. and in the related Prospectus,

(7)
Registration Statement (Form S-8 No. 333-178650) pertaining to the Expedia, Inc. 2005 Stock and Annual Incentive Plan, the Expedia, Inc. 401(k) Retirement Savings Plan, and the Expedia, Inc. Deferred Compensation Plan for Non-Employee Directors of Expedia, Inc.,

(8)	Registration Statement (Form S-8 No. 333-187111) pertaining to the Expedia, Inc. 2013 Employee Stock Purchase Plan and the Expedia, Inc. 2013 International Employee Stock Purchase Plan,

(9)	Registration Statement (Form S-8 No. 333-213715) pertaining to the Fourth Amended and Restated Expedia, Inc. 2005 Stock and Annual Incentive Plan,

(10)	Registration Statement (Form S-3ASR No. 333-216351) of Expedia, Inc. and in the related Prospectus,

(11)	Registration Statement (Form S-3ASR No. 333-197974) of Expedia, Inc. and in the related Prospectus,

(12)	Registration Statement (Form S-8 No. 333-205996) pertaining to the Expedia, Inc. 2005 Stock and Annual Incentive Plan,

(13)	Registration Statement (Form S-8 No. 333-206990) pertaining to the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, and

(14)	Registration Statement (Form S-8 No. 333-208548) pertaining to the HomeAway, Inc. 2011 Equity Incentive Plan;

of our report dated February 8, 2018, with respect to the effectiveness of internal control over financial reporting of Expedia, Inc. included in this Form 10-K/A.

/s/ Ernst & Young LLP

Seattle, Washington
February 8, 2018